SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934





               Date of Report (Date of earliest event reported)
                                 April 9, 1997





                            TF FINANCIAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)




       Delaware                  0-24168           55-0720401
----------------------------  --------------      --------------
(State or other jurisdiction  (SEC File No.)      (IRS Employer
     of incorporation)                            Identification
                                                     Number)




3 Penns Trail, Newtown, Pennsylvania                    18940
---------------------------------------               ---------
(Address of principal executive offices)              (Zip Code)




Registrant's telephone number, including area code:  (215) 579-4000
                                                     ---------------



                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last Report)

                            TF FINANCIAL CORPORATION

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5.  Other Events
---------------------

      On April 9, 1997, the Registrant announced that it had completed the repurchase of 214,869 shares totalling approximately 5% of its outstanding common stock in the open market pursuant to a stock repurchase program previously announced by the Registrant on October 23, 1996. The Registrant currently has 4,082,517 shares of common stock outstanding.

      For further details, reference is made to the Press Release dated April 9, 1997, which is attached hereto as Exhibit 99 and incorporated herein by this reference.




Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
--------------------------------------------------------------


Exhibit 99 -- Press Release dated April 9, 1997.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          TF FINANCIAL CORPORATION



Date: April 11, 1997                      By:  /s/John R. Stranford
     ------------------------                 ---------------------
                                                John R. Stranford
                                                President and Chief
                                                Executive Officer